Other Assets Held for Sale	12 Months Ended
Dec. 31, 2011
Other Assets Held for Sale [Abstract]
Other Assets Held for Sale
Note 7:	Other Assets Held for Sale

At December 31, 2011 other assets held for sale totaled $532 and consisted of two former branch locations.  During July 2009 the Bank closed its downtown drive-thru location and during February 2009 the new St. Bethlehem Branch opened and the former St. Bethlehem location was closed concurrently.  Both properties were measured for impairment at the time of their respective closing and reclassified to other assets held for sale and are recorded in other real estate owned and repossessed assets on the balance sheet.  The Bank ceased recording depreciation on both properties on their respective reclassification dates.